UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 3, 2005


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)



   MARYLAND                           1-13589           36-4173047
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  (State or other jurisdiction of (Commission File     (I.R.S. Employer
   incorporation or organization)   Number)             Identification No.)


            77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01      OTHER EVENTS.

Prime Group Realty Trust (the "Company") issued a press release today disclosing that on January 3, 2005 a lawsuit was filed against the Company and Prime Group Realty, L.P., its operating partnership, in Maryland State Court by Prime/Mansur Investment Partners, LLC ("Prime/Mansur") and certain of its affiliates. In the complaint, Prime/Mansur alleges, among other things, that the Company wrongfully terminated and otherwise breached the previously announced merger agreement with Prime/Mansur on November 9, 2004. The proposed merger was announced on October 27, 2004. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The Company vigorously denies the allegations in the complaint and believes that the allegations have no merit. The Company intends to vigorously defend itself against this lawsuit and to continue to aggressively pursue the lawsuit against Prime/Mansur the Company previously filed in Maryland State Court requesting a declaratory judgment that the merger agreement automatically terminated in accordance with its terms. This lawsuit previously filed by the Company was disclosed in the Company's Form 8-K filed with the Securities and Exchange Commission on December 8, 2004. The Company also intends to continue its ongoing process of exploring its strategic alternatives involving the Company, including the possible sale of the Company.

This Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management's current views with respect to future events and financial performance. The words, "will be," "believes," "expects," "anticipates," "estimates," and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company's filings with the Securities and Exchange Commission.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits.

                 Exhibit
                   No.              Description
                   ----             ------------
                   99.1             Text of Press  Release of Prime Group Realty
                                    Trust dated January 5, 2005.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            PRIME GROUP REALTY TRUST



Dated: January 5, 2005             By: /s/  Jeffrey A. Patterson
                                       ------------------------------------

                                       Jeffrey A. Patterson
                                       President and Chief Executive Officer

                                                                    Exhibit 99.1



                   PRIME GROUP REALTY TRUST DISCLOSES LAWSUIT
                    REGARDING TERMINATION OF MERGER AGREEMENT

CHICAGO--Jan. 5, 2005--Prime Group Realty Trust (NYSE:PGE) (the "Company"), a Chicago-based publicly traded real estate investment trust (REIT), disclosed today that on January 3, 2005 a lawsuit was filed against the Company and Prime Group Realty, L.P., its operating partnership, in Maryland State Court by Prime/Mansur Investment Partners, LLC ("Prime/Mansur") and certain of its affiliates. In the complaint, Prime/Mansur alleges, among other things, that the Company wrongfully terminated and otherwise breached the previously announced merger agreement with Prime/Mansur on November 9, 2004. The proposed merger was announced on October 27, 2004.

The Company vigorously denies the allegations in the complaint and believes that the allegations have no merit. The Company intends to vigorously defend itself against this lawsuit and to continue to aggressively pursue the lawsuit against Prime/Mansur the Company previously filed on December 8, 2004 in Maryland State Court requesting a declaratory judgment that the merger agreement automatically terminated in accordance with its terms. The Company also intends to continue its ongoing process of exploring its strategic alternatives involving the Company, including the possible sale of the Company.

About Prime Group Realty Trust

Prime Group Realty Trust is a fully integrated, self-administered, and self-managed real estate investment trust (REIT) that owns, manages, leases, develops, and redevelops primarily office real estate in the Chicago metropolitan area. The company's portfolio currently includes 11 office properties with an aggregate of approximately 4.6 million net rentable square feet, one industrial property comprised of approximately 100,000 square feet, joint-venture interests in three office properties totaling 2.8 million net rentable square feet, and 9.3 acres of land suitable for new construction. To learn more, visit the company website at www.pgrt.com.

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management's current views with respect to future events and financial performance. The words, "will be," "believes," "expects," "anticipates," "estimates," and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company's filings with the Securities and Exchange Commission.


CONTACT:  Prime Group Realty Trust
          Jeffrey A. Patterson, 312-917-1300
          President and Chief Executive Officer
          or
          Richard M. FitzPatrick, 312-917-1300
          Chief Financial Officer